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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                         Date of Report: March 13, 2002
                        (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)

            Virginia                                  001-08489                                    54-1229715
  (State or other jurisdiction                       (Commission                                (I.R.S. Employer
of incorporation or organization)                   File Number)                              Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000

     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

                   (Former name or former address, if changed
                              since last report.)

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ITEM 5.  OTHER EVENTS

         On March 13, 2002, the Company entered into a purchase agreement (the Purchase Agreement) with Salomon Smith Barney Inc. in connection with the issuance and sale of 9,400,000 Shares of Common Stock. The Shares of Common Stock are a portion of the $2.0 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 pursuant to the Securities Act of 1933, as amended, which registration statement was declared effective on March 2, 2001 (File No. 333-55904). A copy of the Purchase Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Purchase Agreement, dated March 13, 2002 between the Company and Salomon Smith Barney Inc. (filed herewith).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DOMINION RESOURCES, INC.
                                                        Registrant

                                                    /s/ James P. Carney
                                                    Name: James P. Carney
                                                    Title: Assistant Treasurer

Date: March 15, 2002



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                                INDEX TO EXHIBITS

1 Purchase Agreement, dated March 13, 2002 between the Company and Salomon Smith Barney Inc. (filed herewith).